UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                 (Date of earliest event reported): May 4, 2005


                              Hecla Mining Company
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                     1-8491                       82-0126240
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           (Commission File Number)    (IRS Employer Identification No.)


                   6500 North Mineral Drive, Suite 200
                        Coeur d'Alene, Idaho                 83815-9408
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              (Address of Principal Executive Offices)       (Zip Code)


                                 (208) 769-4100
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               (Registrant's Telephone Number, Including Area Code


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

         On May 4, 2005, Hecla Mining Company (the "Company") issued a news release announcing the Company's First Quarter 2005 and three months ended March 31, 2005 financial results. The News Release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HECLA MINING COMPANY



                                            By: /s/ John N. Galbavy
                                                ---------------------------
                                            Name:  John N. Galbavy
                                            Title: Corporate Counsel &
                                                   Assistant Secretary


Dated: May 4, 2005


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                                  EXHIBIT INDEX



Exhibit No.                          Title
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Exhibit 99.1 -       Hecla Mining Company News Release dated May 4, 2005.




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